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               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)   January 28, 1998



                      Union Pacific Railroad Company
           (Exact Name of Registrant as Specified in Charter)


              Utah                1-01324          13-6400825
 (State or Other Jurisdiction   (Commission    (IRS Employer
             of Incorporation)   File Number)   Identification No.)


     1416 Dodge Street, Omaha, Nebraska                68179
  (Address of Principal Executive Offices)           (Zip Code)


 Registrant's telephone number, including area code (402) 271-5000


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 Item 5.  Other Events.

     Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on January 22, 1998, which is incorporated herein by reference.

 Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         99 Press Release dated January 22, 1998 discussing fourth quarter and full year 1997 financial results.

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 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Union Pacific Railroad Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 January 28, 1998


                             UNION PACIFIC RAILROAD COMPANY


                             By:/S/    Carl W. von Bernuth
                             -----------------------------
                             Name:     Carl W. von Bernuth
                             Title: Senior Vice President,
                             General Counsel & Corporate
                             Secretary

<EXHIBIT INDEX>

  Exhibit Index
  _____________

    Exhibit             Description

     99                 Press Release dated January 22, 1998
                        discussing fourth quarter and full year 1997 financial results.